                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement           [_]  CONFIDENTIAL, FOR USE OF THE
                                                COMMISSION ONLY (AS PERMITTED BY
                                                14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12

            PAUL REVERE VARIABLE ANNUITY CONTRACT ACCUMULATION FUND
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               (Name of Registrant as Specified In Its Charter)

            PAUL REVERE VARIABLE ANNUITY CONTRACT ACCUMULATION FUND
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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

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[_]  Fee paid previously with preliminary materials.

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     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Notes:

          THE PAUL REVERE VARIABLE ANNUITY CONTRACT ACCUMULATION FUND
                              18 CHESTNUT STREET
                      WORCESTER, MASSACHUSETTS 01608-1928
                            TELEPHONE: 508-799-4441



                           NOTICE OF ANNUAL MEETING


The Annual Meeting of variable annuity contract owners of The Paul Revere Variable Annuity Insurance Company will be held at the Home Office of the Company, 18 Chestnut Street, Worcester, Massachusetts, at 10:00 a.m., Eastern Daylight Time, Thursday, March 29, 2001. The purpose of the meeting is to consider and act upon the following:

1. To elect (2) members to the Board of Managers in accordance with the Rules and Regulations;

2. To ratify or reject the appointment of Ernst and Young LLP as independent auditors for the Accumulation Fund for 2001, and

3. To transact any other business which may properly be brought before the meeting.

The number of votes which may be cast is indicated on each proxy and was determined on the basis of variable accumulation and annuity units credited under a contract funded by the Accumulation Fund as of February 23, 2001 which is also the record date for determining those having the right to notice of and to vote at the meeting. Individuals other than the contract owner who have a vested interest under a contract issued to fund a pension, profit-sharing or other arrangement have the right to instruct the contract owner with respect to the votes attributable to such interest, or, if they are annuitants receiving payments or are participants under a group tax deferred variable annuity contract for employees of a public school system or of a charitable organization described in Section 501(c)(3) of the Internal Revenue Code, to vote directly. Contract owners, annuitants, and participants under group tax deferred contracts are requested to return their proxies promptly to The Paul Revere Variable Annuity Insurance Company through its proxy solicitor, Management Information Services Corp., which proxies may be withdrawn at any time before they are exercised by returning a written revocation or a duly executed proxy bearing a later date. A proxy may also be withdrawn in the event of personal attendance at the meeting. Other holders of vested interests under variable annuity contracts are requested to forward their proxies promptly to the contract owner. Such other holders may also withdraw their proxies at any time before they are exercised by returning a written revocation to the contract owner.

March 5, 2001

                                   IMPORTANT

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, IT IS VERY IMPORTANT THAT YOU COMPLETE AND RETURN YOUR PROXY PROMPTLY TO ASSURE THE PRESENCE OF A QUORUM. YOU MAY WITHDRAW YOUR PROXY IN THE EVENT OF YOUR PERSONAL ATTENDANCE AT THE MEETING.

          THE PAUL REVERE VARIABLE ANNUITY CONTRACT ACCUMULATION FUND
                              18 CHESTNUT STREET
                      WORCESTER, MASSACHUSETTS 01608-1528
                            TELEPHONE: 508-799-4441
                                PROXY STATEMENT

This proxy statement, which is being mailed on or about March 5, 2001, is furnished in connection with the solicitation by the Board of Managers of The Paul Revere Variable Annuity Contract Accumulation Fund (the "Fund"), a separate account of The Paul Revere Variable Annuity Insurance Company ("PRV"), an indirect wholly owned subsidiary of UnumProvident Corporation ("UnumProvident") of proxies in the accompanying form for the purposes of the March 29, 2001 Annual Meeting as set forth in the accompanying Notice of Annual Meeting (the "Notice"). The Annual Report of the Fund for the year ended December 31, 2000 was previously forwarded. A copy of the Annual Report of the Fund may be obtained without charge from PRV by writing to the above address or by calling
(800) 821-1693.

A proxy may be revoked at any time before it is exercised by filing a written revocation or a duly executed proxy bearing a later date with the person with whom the proxy was filed. A proxy shall be suspended if the person entitled to vote at the meeting is present and elects to vote in person.

It is the intention of the persons named in the proxy, unless otherwise specifically instructed in the proxy, to vote in favor of the matters described in the Notice and this Proxy Statement, and in their discretion on other matters properly coming before the meeting.

The cost of soliciting proxies on the accompanying form, which is expected to be nominal, will be borne by PRV. In addition to solicitation by mail, certain directors and officers of PRV or members of the Board of Managers of the Fund may solicit proxies in person or by telephone. No officer or manager of the Fund receives compensation or reimbursement from the Fund for such solicitation.

On February 23, 2001, there were 978,227 variable accumulation and annuity units outstanding (collectively, variable accumulation and annuity units will hereinafter be referred to as "Units"), each of which is entitled to one vote. Fractional Units will be voted on a pro rata basis. Only variable annuity contract owners, annuitants and participants under group tax deferred variable annuity contracts (collectively, such variable annuity contract owners, annuitants, and participants will hereinafter be referred to as "contract owners") are entitled to vote at the meeting but others having a vested interest under a pension, profit-sharing or other plan or arrangement have the right to instruct the owner of the contract with respect to the votes attributable to Units representing such interests. Such instruction may be given by promptly forwarding the executed proxy to the owner of the contract. The interest represented by the proxy will be voted in accordance with the instructions on the proxy if the proxy is promptly executed and returned. The Board of Managers of the Fund has fixed February 23, 2001 as the record date (the "Record Date") for determination of the contract owners entitled to receive notice of and to vote at the Meeting and the number of votes to which such persons are entitled.

For purposes of the Meeting, a quorum is the presence in person or by proxy of the lesser of one hundred variable annuity contract owners entitled to vote or variable annuity contract owners entitled to vote ten percent of the Units. A quorum being present, the adoption or rejection of the matters specified in the Notice will be decided with respect to each series of the Fund by the vote of a majority of the Units voted of each series.

                           CONTRACT OWNERS PROPOSALS

Contract owners' proposals for action at the next annual meeting must be received by Management at its principal office by January 31, 2002. No contract owners' proposals were received for this year's meeting.

                             OWNERSHIP AND CONTROL

As of the Record Date, the members of the Board of Managers of the Fund and the directors and principal officers of PRV, as a group, through their ownership of individual variable annuity contracts, owned beneficially and of record 11,310 Units, representing approximately 1.1% of the total. The Paul Revere Employee Pension Plan (the "Pension Plan") and The Paul Revere Agency Retirement Plan were the only contract owners who, as of the above date, directly or indirectly owned, controlled or held with power to vote Units representing 5% or more of the total vote. Their combined interests were represented by approximately 452,340 representing approximately 46.2% of the total vote.

          INFORMATION CONCERNING THE FUND, PRV AND THE ADMINISTRATOR

The Fund is an open-end, diversified investment company registered under the Investment Company Act of 1940 ("1940 Act") and is the separate account through which PRV sets aside, separate and apart from its general assets, assets attributable to its variable annuity contracts.

PRV is a stock life insurance company organized under Massachusetts General Laws and is a wholly-owned subsidiary of The Paul Revere Life Insurance Company ("PRL"), a Massachusetts corporation, which is indirectly wholly owned by UnumProvident. The principal office of PRV is at 18 Chestnut Street, Worcester, Massachusetts. PRV's principal business is the sale and administration of life and annuity insurance policies. PRV serves as insurer and principal underwriter and as an investment adviser to the Fund under the Advisory Agreement. PRV is registered with the Securities and Exchange Commission as an investment adviser and as a broker-dealer. Information about PRV's activities and compensation as issuer and principal underwriter, and as investment adviser to the Fund is set forth below.

PRV has historically also served as administrator of the Separate Account. On May 8, 1998, the Board of Managers approved a Separate Account Administrative Services Agreement, dated May 15, 1998, between PRV and The Variable Annuity Life Insurance Company ("VALIC"), whereby VALIC became the Administrator of the Separate Account. The change in administrator did not result in any changes in administration and sales fees. On a periodic basis, the Administrator reports to the Board of Managers on the Separate Account and on the services provided pursuant to the Agreement.

            INFORMATION CONCERNING MFS INSTITUTIONAL ADVISORS, INC.

MFS Institutional Advisors, Inc. ("MFSI"), formerly MFS Asset Management, Inc., is a Delaware corporation with its principal offices at 500 Boylston Street, Boston, Massachusetts 02116. MFSI, together with its parent corporation, Massachusetts Financial Services Company ("MFS") and its predecessor organizations, have a history of money management dating from 1924. MFSI is directly owned by Sun Life of Canada (US) Financial Services Holdings, Inc., which is in turn owned by Sun Life Assurance Company of Canada - US Operations Holdings, Inc., which in turn is owned by Sun Life Assurance Company of Canada, which is in turn owned by Sun Life Financial Services of Canada, Inc.

As of December 31, 2000, MFS and its subsidiaries including MFSI, had over $147.3 billion in assets under management, which included over $32.1 billion in assets managed by MFSI.

MFSI serves as investment advisor to substantial private and institutional accounts. MFS serves as investment advisor to certain mutual fund and insurance company separate accounts. The mutual funds in separate accounts are registered as investment companies under the Investment Company Act of 1940. Each of the separate accounts is established by Sun Life Assurance Company of Canada (U.S.).

                   INFORMATION ABOUT THE ADVISORY AGREEMENT
                        AND THE SUB-ADVISORY AGREEMENT

PRV, subject to the supervision of the Board of Managers of the Fund, is responsible for all duties related to the investment, reinvestment and safekeeping of the assets of the Fund and for all expenses attributable to performing its investment advisory services, including costs of compensating officers and employees of PRV connected with providing investment advisory services to the Fund.


Under the Advisory Agreement, PRV is required specifically to provide the Board of Managers of the Fund continuously with an investment program for its approval or rejection and, if rejected, to submit another program for consideration.

In connection with PRV's obligations under the Advisory Agreement, PRV bears the cost of all services and expenses attributable to the maintenance and operation of the Fund (other than costs relating to the administration and distribution of the variable annuity contracts, which costs are provided for in the Sales and Administrative Services Agreement by and between PRV and the Fund dated February 19, 1970 and re-executed on February 16, 1989 (the "Services Agreement")).
These costs include, among other things, fees paid to MFSI pursuant to the Sub-Advisory Agreement, fees required by federal and state securities regulatory authorities and the National Association of Securities Dealers, Inc., costs of maintaining the books and records of the Fund, outside legal, accounting, actuarial and other professional costs, costs of determining the net asset value of each series of the Fund, and other out-of-pocket expenses relating to the Fund, including salaries, rent, postage, telephone, travel, office equipment and stationery. All brokerage commissions and other fees relating to purchases and sales of investments for the Fund are paid out of the assets of the Fund.

For providing such investment advisory services, the Fund pays PRV an annual fee of .50% of the average daily net asset value of each series of the Fund. This fee is computed on a daily basis and is payable weekly by the Fund. During the years ended December 31, 2000, 1999, and 1998, the Fund paid PRV advisory fees of $168,847, $171,014, and $149,556, respectively.

The Advisory Agreement and the Sub-Advisory Agreement as currently in effect were submitted to a vote of the contract owners on August 16, 1984 in connection with the adoption of the Advisory Agreement and the Sub-Advisory Agreement by the Fund. The continuation of the Advisory Agreement and the Sub-Advisory Agreement were last approved by the Board of Managers of the Fund on February 15, 2001. On August 8, 1996, at a Special Meeting of the contract owners of the Fund, a new investment advisory agreement and a new investment sub-advisory agreement for the Fund, which was effective at the time of the merger of Paul Revere and Provident Companies, Inc. on March 27, 1997 and substantially identical to those agreements currently in effect, were approved.

In addition to fees paid under the Advisory Agreement and the Sub-Advisory Agreement, during the years ended December 31, 2000, 1999, and 1998, PRV received sales and administration charges under the Services Agreement totaling $147, $2,623, and $1,159, respectively. PRV also received $337,693, $342,028, and $299,109, from the Fund during the years ended December 31, 2000, 1999, and 1998, respectively, as its charge for assuming the mortality and expense risks under its variable annuity contracts, this representing a charge on each valuation date of an amount which, on an annual basis, equals 1% of the average daily net asset value of the Fund as permitted under the Services Agreement.

Under the Advisory Agreement, PRV is specifically authorized to employ one or more sub-advisors in connection with the services to be performed and obligations to be assumed by PRV. Pursuant thereto, PRV entered into the Sub-Advisory Agreement.

Under the Sub-Advisory Agreement, MFSI, subject to the supervision of PRV and the Board of Managers of the Fund, is responsible for all aspects of day-to-day management of the investments of the Fund. Among other things, it is required to: (i) perform research and evaluate pertinent data;
(ii) provide the Board of Managers of the Fund with an investment program for the Fund for its approval; (iii) make investment decisions and carry them out by placing orders for the execution of portfolio transactions consistent with the investment policies of the Fund as set forth in its current prospectus; (iv) report to the Board of Managers of the Fund at least quarterly with respect to the implementation of the approved investment plan; (v) transmit to PRV information necessary for PRV to perform its responsibilities with respect to the Fund; (vi) create and maintain brokerage records as required by law; and
(vii) provide the office space, material and personnel necessary to fulfill its obligations under the Sub-Advisory Agreement and to pay all expenses incurred by it in connection with its activities. However, MFSI is not required to perform services or bear expenses related to the maintenance of the Fund. (These expenses are properly assumed by Paul Revere pursuant to the Advisory Agreement.)

For providing such investment sub-advisory services, PRV pays MFSI an annual fee of .35% of the average daily net asset value of each series of the Fund. This fee is computed on a daily basis and is payable weekly by PRV. During the years ended December 31, 2000, 1999, and 1998, PRV paid MFSI investment sub-advisory fees of $120,250, $119,042, and $103,384, respectively.

Each of the Advisory Agreement and the Sub-Advisory Agreement provides that it shall continue in effect for an initial term ending March 31, 1986 and thereafter from year to year so long as its continuance is approved at least annually by (a) the vote of a majority of the Board of Managers of the Fund, or by the vote of a majority of the outstanding Units of the Fund, including a majority of the outstanding Units of each series thereof and (b) by the vote of a majority of the members of the Board of Managers of the Fund who are not parties to the Advisory Agreement or interested persons (as defined in the 1940
Act) of any such party, by vote cast in person at a meeting called for the purpose of voting on such an approval. (A majority vote of the contract owners of this purpose means the lesser of (i) 67% of the Units represented at the meeting, if more than 50% of the outstanding Units are represented, or (ii) more than 50% of the outstanding Units.) Any amendment to either of the Advisory Agreement or the Sub-Advisory Agreement must be approved by (i) the Board of Managers of the Fund or by the vote of a majority of the outstanding Units of the Fund, including a majority of the outstanding Units of each series thereof, and (ii) the majority of those members of the Board of Managers of the Fund who are not parties to the Advisory Agreement or the Sub-Advisory Agreement, as the case may be, or interested persons of such a party, cast in person at a meeting called for the purpose of voting on such an approval. Each of the Advisory Agreement and the Sub-Advisory Agreement may be terminated without penalty by the Board of Managers of the Fund or by vote of a majority of the outstanding units of the Fund, including a majority of the outstanding units of each series of the Fund, upon 60 days' written notice to PRV, and it terminates automatically in the event of its assignment (as defined in the 1940 Act). The Advisory Agreement and the Sub-Advisory Agreement also provide that PRV, in the case of the Advisory Agreement, and MFSI, in the case of the Sub-Advisory Agreement, shall not be subject to any liability in connection with the performance of their respective services under such agreements in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their respective obligations or duties.

             BROKERAGE ALLOCATION, EXPENSE AND PORTFOLIO TURNOVER

PRV has no set formula for the distribution of brokerage business in connection with the placing of orders for the purchase and sale of investments, as it is PRV's policy to place orders with the primary objective of obtaining the most favorable price and execution. Consideration may be given in the allocation of business, however, to services provided by a broker, including the furnishing of statistical data and research, if the commissions charged are reasonable. Where commissions paid reflect services furnished in addition to execution, PRV stands ready to demonstrate that such services were bona fide and rendered for the benefit of the Fund. Purchases and sales of securities not listed or traded on a securities exchange will be executed with principal market makers, except where better price or execution may otherwise be obtained. Brokerage commissions paid in the years ended December 31, 2000, 1999, and 1998 amounted to $41,034, $50,580, and $79,252, respectively. Brokerage commissions were paid to 67 brokers in 2000. In the years ended December 31, 2000, 1999, and 1998, the rate of portfolio turnover was 102%, 98%, and 143%, respectively.

                            OFFICERS AND DIRECTORS

The following table shows the names, addresses, and principal occupations of all directors and principal executive officers of PRV as of December 31, 2000.

                         Position with Investment Adviser and
Name                     UnumProvident, and Principal Occupation
----                     -----------------------------------------

J. Harold Chandler       President, and Director, PRV; Chairman, President and
                         Chief Executive Officer, and Director, UnumProvident;
                         Director, AmSouth Bancorporation; Director, Herman
                         Miller, Inc.

Thomas R. Watjen        Executive Vice President - Finance and Risk Management
                        and Director, PRV; Executive Vice President - Finance and Risk Management, UnumProvident.

Elaine D. Rosen         Executive Vice President - Customer Development and
                        Director, PRV; Executive Vice President - Customer
                        Development, UnumProvident.

F. Dean Copeland        Executive Vice President - Legal and Administrative
                        Affairs, and Director, PRV; Executive Vice
                        President - Legal and Administrative Affairs,
                        UnumProvident.

John J. Iwanicki        Vice President and Treasurer, PRV; Vice President and
                        Treasurer, UnumProvident.

Robert C. Greving       Senior Vice President and Chief Actuary, PRV;
                        Senior Vice President and Chief Actuary, UnumProvident.

Vicki W. Corbett        Vice President and Controller, PRV; Vice President and
                        Controller, UnumProvident.

Susan N. Roth           Vice President and Corporate Secretary, PRV; Vice
                        President, Corporate Secretary and Assistant General
                        Counsel, UnumProvident.

James L. Moody, Jr.     Director, PRV; Director, UnumProvident;
                        Director, Empire Co. Ltd.; Director, Staples, Inc.;
                        Director, IDEXX Laboratories, Inc.; Trustee, Colonial
                        Group of Mutual Funds.

Burton E. Sorensen      Director, PRV; Director, UnumProvident; Director, The
                        ServiceMaster Company.

The following table shows the names, addresses, and principal occupations of all directors and principal executive officers of MFS Institutional Advisors, Inc. as of December 31, 2000.

Name and Address                     Principal Occupations

*Thomas J. Cashman, Jr.              Chairman and Director of MFSI and Executive
                                     Vice President and Director of MFS

*Arnold D. Scott                     Senior Executive Vice President and
                                     Director of MFS and Director of MFSI

*Jeffrey L. Shames                   Chairman, Chief Executive Officer and
                                     Director of MFS, and Director of MSFI

*Joseph J. Trainor                   President and Director of MFSI

*Address is:
500 Boylston Street
Boston, Massachusetts

                  ITEM 1: MANAGEMENT AND ELECTION OF MANAGERS

Under Article III of the Rules and Regulations of the Fund, members of the Board of Managers are elected at the annual meeting to serve for the term of three years, succeeding those whose terms are then expiring, provided that when the terms of more than two members of the Board expire in the same year, the term of members to be elected shall be adjusted in such a manner that terms of at least one but not more than two members shall expire in each of the next three years.

The terms of Donald E. Boggs and Gordon T. Miller are expiring. Messrs. Boggs and Miller are nominated for re-election and have consented to serve if elected. Four regular meetings of the Board of Managers were held in 2000 and each member of the Board attended at least 75 percent of the meetings. The Board of Managers does not have nominating, audit, or compensation committees.

Under the terms of the 1940 Act, the Fund must have a Board of Managers, not more than sixty-percent of the members of which are deemed to be "interested persons" of the Accumulation Fund or its Investment Advisor/Principal Underwriter as defined in the 1940 Act. Two members of the Board of Managers whose terms continue - namely Mr. Short and Ms. Sadowsky - are not deemed to be "interested persons" as defined in the 1940 Act. Mr. Miller, who is nominated for re-election, is not deemed to be an "interested person." Mr. Boggs, who is nominated for re-election, is deemed to be an "interested person" by virtue of his status as an officer of the Investment Advisor. Mr. Reid whose term continues is deemed to be an "interested person" by virtue of his status as a retired officer and director of the Investment Advisor.

In the event that any nominee should become unavailable to serve for any reason, the persons named in the enclosed proxy will consult with Management and vote for such substitute nominee or nominees as Management may recommend. At this time Management knows of no reason why any nominee would be unavailable to serve.

                           REMUNERATION OF MANAGERS

The total aggregate remuneration paid by the Fund to all members of the Board of Managers for the fiscal year ended December 31, 2000, was $7,200. This amount represents consideration paid for attendance at meetings of the Board of Managers. Those members of the Board of Managers deemed to be interested persons received direct remuneration or an indirect benefit as active or retired officers of PRV. None of the members of the Board of Managers, or active or retired officers of the Fund, who are also active or retired officers or employees of PRV or its affiliates, received any remuneration from the Fund.

Information concerning the nominees for re-election, as well as members of the Board of Managers whose terms will continue, follows with the same abbreviations of company names as used previously. Unless the contract owner withholds authorization on the proxy, it is intended that the interest represented by the proxy will be voted in favor of the election of the nominees.

Name And Capacity In       Year First Became     Principal Occupation        Variable
Addition To That Of        Member And Year       And Employment For          Accumulation Units
Board Member               Term Expires          Past Five Years             Credited May 1, 2000
--------------------------------------------------------------------------------------------------
A.  Nominee  For Election To A Three-Year Term

Donald Boggs*               1997 - 2001          Director; Senior Vice       None
Chairman                                         President

Gordon T. Miller            1968 - 2001          Retired; Former Vice        None
Vice Chairman                                    President and Director of
                                                 Industrial Relations of
                                                 Barry Wright Corporation,
                                                 Newton Lower Falls, MA.

B.  Board Members Whose Terms Continue

William J. Short            1990 - 2002          Retired, Former
                                                 President, Worcester Area
                                                 Chamber of Commerce,
                                                 Worcester, MA

Aubrey K. Reid, Jr.*        1974 - 2003          Retired; Director           11,310
                                                 Emeritus and Former
                                                 President of PRV and PRL

Joan Sadowsky               1985 - 2003          Retired; Former Vice        None
                                                 President of Human
                                                 Resources, Atlas
                                                 Distributing Corporation,
                                                 Auburn, MA

*Messrs. Boggs and Reid, as active or retired officers and director of PRV, are designated "interested" persons under the Investment Company Act of 1940.

           ITEM 2: RATIFICATION OR REJECTION OF INDEPENDENT AUDITORS

The Board of Managers, including a majority of the Managers who are not deemed to be "interested persons", has, on February 15, 2001, reappointed Ernst & Young LLP, independent auditors, to audit the accounts of the Fund for the year 2000. Ernst & Young LLP has audited the accounts of the Fund each year since 1968.
The appointment of independent auditors is ratified or rejected annually by the variable annuity contract owners.

Ernst & Young LLP has advised the Board of Managers of the Fund that neither its firm nor any of its members or associates has any direct or any material indirect financial interest in the Fund or any of its affiliates other than as independent auditors. The Board of Managers recommends approval of the appointment of such firm as independent auditors of the Fund for the period stated. In the event the variable annuity contract owners do not ratify the appointment by the Board of Managers of this firm or if Ernst & Young LLP shall decline to act or otherwise become incapable of acting, or if its employment be otherwise discontinued, the Board of Managers will appoint other independent auditors.

                            ITEM 3: OTHER BUSINESS

Management is not aware of any other business to come before the meeting. In case of any such business properly brought before the meeting or any adjournments thereof, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their best judgment in the interest of the Fund.

          Please fold and detach card at perforation before mailing.

                                     PROXY
          THE PAUL REVERE VARIABLE ANNUITY CONTRACT ACCUMULATION FUND
                         PROXY SOLICITED ON BEHALF OF
                               BOARD OF MANAGERS

The undersigned hereby appoints Donald Boggs and Susan Roth or either of them, with full power of substitution and revocation, to represent and to cast the votes of the undersigned as shown on the reverse side at the Annual Meeting of Contractowners of The Paul Revere Variable Annuity Contract Accumulation Fund to be held at 10:00 a.m. on March 29, 2001, and at any adjournment thereof, with respect to the proposals below and as set forth in the Notice.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Contractowners and the Proxy Statement issued by the Board of Managers and revokes any Proxy heretofore given with respect to the votes covered by this Proxy.


                                                Date _________________


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                                                -------------------------------
                                                   Contractowner Signature(s)
                                                      Title (If applicable)

           Please fold and detach card at perforation before mailing

             Please vote by filling in the appropriate boxes below

This proxy when properly executed will be voted as directed. IN THE ABSENCE OF ACCOMPANYING DIRECTION BY THE UNDERSIGNED, THIS PROXY WILL BE VOTED FOR PROPOSALS ONE AND TWO.

Please fill in box(es) as shown using black or blue ink or a number 2 pencil.    [X]           FOR all         WITHHOLD
PLEASE DO NOT USE FINE POINT PENS.                                                             nominees       authority to
                                                                                            listed (except   vote for all
1.  ELECTION OF MEMBERS OF THE BOARD OF MANAGERS (Board of Managers favor a vote FOR)        as marked to      nominees
      Donald Boggs and Gordon Miller                                                         the contrary      listed at
                                                                                               at left)          left
(Instruction: To withhold authority to vote for any individual nominee write that                [_]              [_]
nominee's name on the space provided below.)

-----------------------------------------------------------------------------------

2.  PROPOSAL TO RATIFY THE SELECTION AND APPOINTMENT OF ERNST & YOUNG LLP AS THE                 FOR      AGAINST     ABSTAIN
    INDEPENDENT AUDITORS FOR THE ACCUMULATION FUND.                                              [_]        [_]         [_]
    (Board of Managers favors a vote FOR)

3. In their discretion, upon such other business as may properly come before the meeting and any adjournment thereof.
